Significant Accounting Policies (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Accounting Policies [Abstract]
Schedule of Fair Value Hierarchy Level Financial Instruments

The following table represents the Company’s financial instruments that are measured at fair value on a recurring basis at each reporting period for each fair value hierarchy level:

	Derivative Liability December 31, 2024	Derivative Liability December 31, 2023
Level I	$-	$-
Level II	$-	$-
Level III	$-	$1,505,398
Total	$-	$1,505,398

Schedule of Computation of Diluted Net Loss Per Share	The following table summarizes outstanding instruments at September 30, 2025 excluded from the computation of diluted EPS as to do so would have been antidilutive:
Common stock options	11,726,093